Supplement to the
Fidelity® Series Small Cap Core Fund
June 29, 2024
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that on or about March 31, 2026, Mr. Hugo will transition off the fund, and Mr. Gellert will assume sole portfolio manager responsibilities.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
It is expected that on or about March 31, 2026, Mr. Hugo will transition off Fidelity® Series Small Cap Core Fund, and Mr. Gellert will assume sole portfolio manager responsibilities.
SCC-PSTK-0525-101 1.9910198.101	May 19, 2025